UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2018

BLACK RIDGE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38226	82-1659427
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403

(Address of Principal Executive Offices) (Zip Code)

(952) 426-1241

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COMMENCING AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, BLACK RIDGE ACQUISITION CORP. (“BLACK RIDGE”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING BLACK RIDGE’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION (THE “PROPOSED TRANSACTIONS”) WHEREBY BLACK RIDGE WILL ACQUIRE THE GLOBAL ESPORTS AND ENTERTAINMENT ASSETS OF OURGAME INTERNATIONAL HOLDINGS LTD. (COLLECTIVELY, THE “BUSINESS”), AS DESCRIBED IN THIS REPORT. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

MACQUARIE CAPITAL (“MACQUARIE”) IS ACTING AS BLACK RIDGE’S CAPITAL MARKETS ADVISOR IN CONNECTION WITH THE PROPOSED TRANSACTIONS AND WILL RECEIVE A FEE IN CONNECTION THEREWITH AT THE CLOSING OF THE PROPOSED TRANSACTIONS (THE “CLOSING”). ADDITIONALLY, EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF BLACK RIDGE’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN OCTOBER 2017, WAS ENGAGED AS AN ADVISOR IN CONNECTION WITH BLACK RIDGE’S BUSINESS COMBINATION AND WILL RECEIVE A FEE AT THE CLOSING. BLACK RIDGE AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND MACQUARIE AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF BLACK RIDGE STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS (“SPECIAL MEETING”).

STOCKHOLDERS OF BLACK RIDGE AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, BLACK RIDGE’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH BLACK RIDGE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ BLACK RIDGE’S FINAL PROSPECTUS, DATED OCTOBER 4, 2017, AND BLACK RIDGE’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF BLACK RIDGE’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. BLACK RIDGE’S DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS OF BLACK RIDGE AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTIONS. SECURITYHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: BLACK RIDGE ACQUISITION CORP., c/o Black Ridge Oil & Gas, Inc., 110 North 5th Street, Suite 410, Minneapolis, MN 55403. THESE DOCUMENTS, ONCE AVAILABLE, AND BLACK RIDGE’S IPO FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactionS and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of BLACK RIDGE, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report and the exhibits hereto include “forward-looking statements.” actual results OF BLACK RIDGE AND THE BUSINESS may differ from THEIR RESPECTIVE expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the parties’ expectations with respect to future performance; anticipated financial impacts of the PROPOSED TRANSACTIONS; approval of the PROPOSED transactions by STOCKholders; the satisfaction of the closing conditions to the PROPOSED transactions; and the timing of the completion of the PROPOSED transactions.

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THERE ARE significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; changing interpretations of accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business; fluctuations in customer demand; management of rapid growth; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in black ridge’s filings with the Securities and Exchange Commission and available at www.sec.gov. Other factors include the possibility that the PROPOSED TRANSACTIONS do not close, including due to the failure to receive required STOCKholder approvalS, or the failure of other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is, AND MAY BE, contained in BLACK RIDGE’S filings with the SEC. All subsequent written and oral forward-looking statements concerning black ridge or the business, the PROPOSED transactions or other matters and attributable to black ridge and the business or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. no party undertakeS or acceptS any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2018, Black Ridge Acquisition Corp., a Delaware corporation (“Black Ridge”), entered into an Agreement and Plan of Reorganization (the “Agreement”) by and among Black Ridge, Black Ridge Merger Sub, Corp., a Delaware corporation and wholly-owned subsidiary of Black Ridge (“Merger Sub”), Allied Esports Entertainment, Inc. (the “Company”), Ourgame International Holdings Ltd. (“Ourgame”), Noble Link Global Limited, a wholly-owned subsidiary of Ourgame (“Noble”), and Primo Vital Ltd., also a wholly-owned subsidiary of Ourgame (“Primo”).

Subject to the Agreement, (i) Noble will merge with and into the Company (the “Redomestication Merger”) with the Company being the surviving entity in such merger and (ii) immediately after the Redomestication Merger, Merger Sub will merge with and into the Company with the Company being the surviving entity of such merger (the “Transaction Merger” and together with the Redomestication Merger, the “Mergers”).

The Mergers will result in Black Ridge acquiring two of Ourgame’s global esports and entertainment assets, Allied Esports International, Inc. (“Allied Esports”) and WPT Enterprises, Inc. (“WPT”). Allied Esports is a premier esports entertainment company with a global network of dedicated esports properties and content production facilities. WPT is the creator of the World Poker Tour® (WPT®) – the premier name in internationally televised gaming and entertainment with brand presence in land-based tournaments, television, online and mobile. The proposed transaction will seek to strategically combine the globally recognized Allied Esports brand with the three-pronged business model of the iconic World Poker Tour, featuring in-person experiences, multiplatform content and interactive services, to leverage the high-growth opportunities in the global esports industry.

The Mergers are expected to be consummated in the first quarter of 2019, after the required approval by the stockholders of Black Ridge and Ourgame and the fulfillment of certain other conditions to closing, as described herein and in the Agreement.

The following summaries of the Mergers, the Agreement, the Proposed Transactions and the other agreements to be entered into are qualified in their entirety by reference to such agreements, certain of which are attached as exhibits hereto and are incorporated herein by reference.

Consideration in the Mergers

Upon consummation of the Mergers (the “Closing”), Black Ridge will issue to the former owners of Allied Esports and WPT (i) an aggregate of 11,602,754 shares of common stock, par value $0.0001 per share, of Black Ridge (“Common Stock”) and (ii) an aggregate of 3,800,003 warrants to purchase shares of Common Stock of Black Ridge.

In addition to the consideration described above, the former owners of Allied Esports and WPT will be entitled to receive their pro rata portion of an aggregate of an additional 3,846,153 shares of Black Ridge Common Stock if the last sales price of the Black Ridge Common Stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for thirty (30) consecutive days at any time during the five (5) year period commencing on the date of the Closing (the “Closing Date”).

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Representations and Warranties

The Agreement contains representations and warranties of Black Ridge, Merger Sub, the Company, Noble, Ourgame and Primo relating to, among other things, (a) organization and qualification, (b) subsidiaries, (c) capitalization, (d) authority relative to the Agreement, (e) no conflict; required filings and consents, (f) compliance, (g) SEC reports and financial statements, (h) undisclosed liabilities, (i) absence of certain changes or events, (j) litigation, (k) employee benefit plans, (l) labor matters, (m) certain business activities, (n) title to property, (o) taxes, (p) environmental matters, (q) brokers, (r) intellectual property, (s) agreements, contracts and commitments, (t) insurance, (u) interested party transactions, (v) listing of Black Ridge’s securities, (w) Black Ridge’s trust account and (x) various other matters.

Covenants

The parties have each agreed to use their commercially reasonable efforts to take such actions as are necessary, proper or advisable to consummate the Mergers. They have also agreed to continue to operate their respective businesses in the ordinary course prior to the date on which the Closing occurs (the “Closing Date”) and not to take certain specified actions without the prior written consent of the other party.

The Agreement also contains additional covenants of the parties, including, among others, covenants providing for:

•	The parties to use commercially reasonable efforts to obtain all necessary approvals from governmental agencies and other third parties;
•	The protection of, and access to, confidential information of the parties;
•	The Company, Noble and Black Ridge and their respective affiliates (including Ourgame) ceasing discussions for alternative transactions (subject to certain limited exceptions);
•	Black Ridge to adopt an incentive stock plan as of the Closing;
•	Black Ridge to prepare and file a proxy statement as soon as reasonably practicable to solicit proxies from the Black Ridge stockholders to vote on, among other matters, a proposal regarding the approval of the Mergers;
•	Black Ridge to use its commercially reasonable best efforts to maintain the listing of Black Ridge’s common stock and warrants on the NASDAQ Stock Market (“Nasdaq”);
•	Ourgame to prepare a listing circular and file it with the Stock Exchange of Hong Kong Limited to solicit approval from the Ourgame shareholders to approve the Mergers;
•	The Company, Noble, Primo, Ourgame and their affiliates and subsidiaries to waive their rights to make claims against Black Ridge to collect from the trust account;
•	.The World Poker Tour business to be debt free as of the Closing; and
•	Black Ridge to have at least $80 million of cash on hand as of the Closing following the exercise of conversion rights by existing holders of Black Ridge Common Stock, of which $35 million will be used to repay certain outstanding indebtedness of the Company held by Ourgame.

Conditions to Closing

General Conditions

Consummation of the Mergers is subject to the satisfaction or waiver of various closing conditions, including, among others: (i) adoption of the Agreement and approval of the Mergers contemplated thereby by the requisite vote of Black Ridge’s stockholders; (ii) adoption of the Agreement by the requisite vote of the holders of ordinary shares of Ourgame; (iii) Black Ridge having at least $5,000,001 of net tangible assets following the exercise of conversion rights by existing holders of Black Ridge Common Stock; (iv) expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; and (v) the Black Ridge Common Stock and Warrants to be issued in the Mergers shall be approved for listing on Nasdaq subject to the requirement to have a sufficient number of round lot holders.

Black Ridge and Merger Sub Conditions to Closing

The obligations of Black Ridge and Merger Sub to consummate and effect the Mergers are also subject to the satisfaction or waiver of various conditions, including, among other things:

•	there being no material adverse change affecting the Company or Noble;
•	the Lock-Up Agreements (described below) shall have been executed and delivered by the former owners of Allied Esports and WPT; and
•	(i) all outstanding indebtedness owned by the Company, Noble, its subsidiaries and any insider of the foregoing shall have been repaid in full; (ii) all guaranteed or similar arrangements pursuant to which the Company or Noble has guaranteed the payment or performance of any obligations of any insider to a third party shall have been terminated; and (iii) no insider shall own any direct equity interests in any subsidiary of the Company or Noble or in any other entity that utilizes in its name “esports” or “world poker tour” or any derivative thereof.

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Company and Noble Conditions to Closing

The obligations of the Company and Noble to consummate and effect the Mergers are also subject to the satisfaction or waiver of various conditions, including, among other things:

•	there being no material adverse change affecting Black Ridge;
•	Black Ridge shall have been in compliance with the reporting requirements under the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended;
•	certain persons shall have resigned from all of their positions and offices with Black Ridge and Merger Sub;
•	the Registration Rights Agreement (described below) shall have been executed and delivered and shall be in full force and effect; and
•	Black Ridge shall have arranged for funds remaining in the trust account to be dispersed upon the closing of the Mergers.

Termination

The Agreement may be terminated at any time, but not later than the Closing, as follows:

•	by mutual written consent of Black Ridge, Ourgame, Noble and the Company;
•	by any of Black Ridge, Ourgame, Noble or the Company in certain circumstances if the Mergers are not consummated on or before July 10, 2019 or such later date as may be approved by the stockholders of Black Ridge (provided that a party breaching the Agreement may not terminate the Agreement pursuant to this provision);
•	by any of Black Ridge, Ourgame, Noble or the Company if a governmental entity shall have issued an order, or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Mergers, which order, decree, ruling or other action is final and nonappealable;
•	by either Ourgame, the Company or Noble, on the one hand, or Black Ridge or Merger Sub on the other hand, if the other party has breached any of its covenants or representations and warranties such that the applicable conditions to Closing would not be satisfied and has not cured its breach within thirty days of a notice of such breach, provided that the terminating party is itself not in uncured material breach;
•	by any of Black Ridge, Ourgame, Noble or the Company if, at the Black Ridge stockholder meeting, the Mergers are not approved by holders of Black Ridge shares or Black Ridge will have less than $5,000,001 of net tangible assets following the exercise by the holders of shares of Black Ridge Common Stock issued in Black Ridge’s initial public offering of their rights to convert the shares of Black Ridge Common Stock held by them into cash;
•	by any of Black Ridge, Ourgame, Noble or the Company if, at the Ourgame shareholder meeting, the Mergers are not approved by holders of Ourgame ordinary shares; or
•	by Ourgame, the Company or Noble if Black Ridge has less than $80,000,000 in cash available to it following the exercise by the holders of shares of Black Ridge Common Stock issued in Black Ridge’s initial public offering of securities and outstanding immediately before the closing of their right to convert their shares of Black Ridge Common Stock held by them into a pro rata share of the trust account in accordance with Black Ridge’s charter documents.

Indemnification of Black Ridge and the Surviving Company

To provide a fund for payment to Black Ridge and the Surviving Company with respect to their post-closing rights to indemnification under the Agreement for breaches of representations and warranties and covenants by the Company or Noble, there will be placed in escrow (with Continental Stock Transfer & Trust Company as escrow agent) an aggregate of 10% of the Black Ridge shares and warrants issued upon consummation of the Mergers. The escrow will be the sole remedy for Black Ridge and the Surviving Company for its rights to indemnification under the Agreement. Claims for indemnification may be asserted against the escrow fund by Black Ridge and the Surviving Company once its damages exceed a $500,000 threshold and will be reimbursable to the full extent of the damages in excess of such amount. The shares in escrow shall be released, subject to reduction based on shares cancelled for claims ultimately resolved and those still pending resolution at the time of the release, on the first anniversary of the Closing Date.

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Ancillary Agreements

Lock-Up Agreements

On or prior to the Closing Date, certain recipients of the Black Ridge shares and warrants will enter into a Lock-Up Agreement (the “Lock-Up Agreements”) whereby such holder will agree not to, subject to certain exceptions, transfer, sell, tender or otherwise dispose the Black Ridge Common Stock they will receive as a result of the Mergers for a period of one year from the Closing Date.

Registration Rights

On or prior to the Closing Date, Black Ridge will enter into a Registration Rights Agreement with a representative of the recipients of the Black Ridge shares and warrants upon closing of the Mergers providing such holders with certain demand and piggy-back registration rights with respect to registration statements filed by Black Ridge after the Closing.

Voting and Support Agreements

In connection with the signing of the Agreement, certain of the holders of ordinary shares of Ourgame representing more than 50% of the outstanding ordinary shares of Ourgame have entered into voting and support agreements whereby such entities agreed, among other matters, to vote in favor of the Agreement and the Mergers at the Ourgame shareholder meeting.

Item 7.01 Regulation FD Disclosure.

The information set forth below under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Investor Presentation

Black Ridge is filing the attached investor presentation (Exhibit 99.1 to this Form 8-K) as Regulation FD Disclosure material.

Press Release

Black Ridge is filing the attached press release (Exhibit 99.2 to this Form 8-K) as Regulation FD Disclosure material.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits:

Exhibit	Description
2.1	Agreement and Plan of Reorganization.*
99.1	Investor Presentation.
99.2	Press release.

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Black Ridge agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2018

BLACK RIDGE ACQUISITION CORP.

By: /s/ Ken DeCubellis
Name: Ken DeCubellis
Title: Chairman and Chief Executive Officer

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